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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of Equity Focus Trusts--
S.T.A.R.T. 2000 Series:

  We consent to the use of our report dated January 13, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                                        KPMG LLP

New York, New York
January 13, 2000